UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2011

THERAPEUTICSMD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  951 Broken Sound Parkway NW, Suite 320, Boca Raton, FL  33487
 (Address of principal executive offices and Zip Code)

(561) 961-1911
 (Registrant’s telephone number, including area code)

N/A
(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Page

EXPLANATORY NOTE	3

Item 4.01 Changes in Registrant's Certifying Accountant	3

Item 9.01 (d) Exhibits	4

EXPLANATORY NOTE

Throughout this Report, the terms "we," "us," "our," "Therapeutics," or "our Company" refers to TherapeuticsMD, Inc., f/k/a AMHN, Inc., a Nevada corporation.

On October 4, 2011, the Company completed a merger with VitaMedMD, LLC, a Delaware limited liability company (“VitaMed”), in which it acquired VitaMed as a wholly-owned subsidiary.  (See the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 11, 2011, as amended.)

Prior to the acquisition of VitaMed, Parks & Company, LLC (“Parks”) served as auditor for VitaMed and Rosenberg Rich Baker Berman & Company (“RRBB”) served as auditor for the Company. (See the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 22, 2010 reporting that RRBB was appointed as independent registered public accountants for the Company.)

On or about December 14, 2011, Parks notified the Company that it intended to file a termination letter with the Commission. The Company was of the opinion that the  Parks' termination letter should not be filed with the Commission in that Parks had never served as the independent registered public accountants for the Company; only for VitaMed.  Despite this opinion, the Company was informed by the Commission that due to the fact that Parks rendered an accountant’s report dated July 15, 2011 in VitaMed’s financial statements as of December 31, 2010 and 2009 and for each of the two years then ended and such report and financial statements were incorporated by reference in our Form 8-K dated October 4, 2011 and to Schedule 14C filed with the Commission on September 12, 2011 and because VitaMed was deemed to be the accounting acquirer in the merger that became effective on October 4, 2011, the financial statements of VitaMed effectively became the Company’s financial statements on that date.  As a result of the foregoing, the termination of Parks on December 14, 2011 is considered a change of accountant.

Item 4.01                      Changes in Registrant’s Certifying Accountant

On December 14, 2011, based upon the recommendation of and approval by the board of directors of  TherapeuticsMD, and as sole member of VitaMedMD, LLC, the Company dismissed Parks & Company LLC (“Parks”) as VitaMed’s independent auditor and decided to continue the engagement of Rosenberg Rich Baker Berman & Company (“RRBB”) to serve as its independent auditor for the fiscal year ending December 31, 2011.

Parks reports on VitaMed’s financial statements for each of the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2010 and 2009 and through December 14, 2011, there were no disagreements with Parks on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Parks’satisfaction, would have caused them to make references to the subject matter in connection with their reports of the VitaMed’s financial statements for such years.

In addition, the Company believes there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

The Company has provided Parks with a copy of the foregoing statements and requested that Parks provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements.  A copy of Parks’ letter, dated February 1, 2012 is filed as Exhibit 16.2 to this Current Report on Form 8-K.

As previously reported on the Current Report on Form 8-K filed with the Commission on December 22, 2010, Rosenberg Rich Baker Berman & Company (“RRBB”) was appointed to serve as the independent registered public accountants for TherapeuticsMD, Inc. f/k/a AMHN, Inc. on December 17, 2010.  RRBB has continued to serve in that capacity since its appointment and at no time since that appointment has the Company appointed or retained any other accounting firm to represent the Company. As of the filing of this Current Report on Form 8-K/A, RRBB continues to serve as the independent registered public accountants for the Company.

Section 9 – Financial Statements and Exhibits

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exh. No.	Date	Document

16.1	December 14, 2011	Letter to the SEC from Parks & Company, LLC(1)
16.2	February 1, 2012	Letter addressed to the SEC from Parks & Company, LLC*
____________________________
 *   Filed herewith.
(1) Filed as an exhibit to the Current Report on Form 8-K filed with the Commission on January 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAPEUTICSMD, INC.
Date: February 3, 2012
	By:	/s/Robert G. Finizio
Robert G. Finizio, Chief Executive Officer